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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 1, 1996
                                                 ------------------------------

                         NEVADA ENERGY COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-14873                  84-0897771
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


          401 East Fourth Street, Reno, NV                    89512
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (702) 786-7979
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)


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                           NEVADA ENERGY COMPANY, INC.

                                      INDEX

ITEM NUMBER AND CAPTION                           PAGE NUMBER
- -----------------------                           -----------

Item 1. Change in Control of Registrant  . . . . . . . 1

Item 6. Resignation of Registrants Directors . . . . . 1

Item 7. Financial statements and exhibits  . . . . . . . . 3


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

  (a)
     1. Name of the person(s) who acquired control:

          Golden Chance, Limited ("Golden Chance"), an Isle of Man private company limited by shares.

     2. Amount and source of consideration used by such person(s):

          $100,000 cash payment, $4,900,000 promissory note (promissory note made and delivered by Golden Chance. The promissory note is secured by the corporate guarantee of Waterford Trust Company, Limited, an Irish corporation ("Waterford") and an escrow of the shares of registrants series A preferred shares acquired by Golden Chance.

     3. The basis of the control:

          Pursuant to a certain letter agreement ("Letter of Intent") dated February 29, 1996, control was obtained through the resignation of registrants Board of Director's and the appointment by Golden Chance of three members of the Board of Directors. Additionally, control was obtained through Golden Chance's ownership of approximately 14% of the aggregate amount of all classes of voting stock issued by the registrant.

     4. Date and description of transaction(s) which resulted in the change in control:

          The effective date of the transaction is May 1, 1996. The change of control was the result of the resignation of the persons listed in
          Item 6. from their position as directors and the appointment of nominees to the Board of Directors made by Golden Chance. Additionally, Golden Chance purchased from the registrant 1,960,795 series A preferred voting shares and 152,381 shares of the registrants Class A common stock.

     5. The percentage of voting securities of the registrant now beneficially owned directly or indirectly by the person(s)


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         who acquired control:

          No voting securities are under the control of the replacement Board of Directors.

          Approximately 14% of the aggregate amount of all classes of voting stock are now under the control of Golden Chance.

     6. The identity of the person(s) from whom control was assumed:

          Jeffrey Antisdel, Chairman
          Richard Cascarilla, Director
          Jeffrey Hartman, Director
          Michael Kassouff, Director
          Jeffrey Modesitt, Director

     7. The terms of any loans or pledges obtained by the new control group for the purpose of acquiring control, including names of lenders or pledgees:

          Golden Chance has issued a non-interest bearing promissory note in the amount of $4.9 million dollars to the registrant. The promissory note is payable in installments. The first installment is payable July 1, 1996 in the amount of $400,000. Subsequent installments of $500,000 are payable every thirty days thereafter until paid in full. The total principal amount of the promissory note is due and payable on April 1, 1997. Waterford has guaranteed the obligation of Golden Chance. The series A preferred shares acquired by Golden Chance are held in escrow with an escrow agent for the benefit of the registrant. Upon payment of each installment under the promissory note, a portion of the series A preferred shares will convert to the registrants class A common stock pursuant to the certificate of designation of the series A preferred shares, which is on file with the Delaware Secretary of State. The converted shares will be released from escrow.

     8. Describe any arrangements or understandings among members of both the former and new control groups and their


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         associates with respect to election of directors or other matters:

          Conditional to the sale of series A preferred shares, the former control group Chairman, Jeffrey Antisdel, and Director, Richard Cascarilla, voluntarily resigned their respective Board of Director positions, with nominee Directors, Charles Cain and Peter Cannell elected by the Board of Directors. The remaining former members of the Board subsequently resigned and John Goold has been nominated to the Board. The active size of the board has been reduced from five directorships to three directorships.

          Arrangements which may result in a change in control of registrant. (The arrangement for change in control is in accordance with the terms of the Letter of Intent agreement dated February 29, 1996 which is attached to this 8-K as and exhibit and is incorporated by reference into this form 8-K). Further, in accordance with the Certificate of Designation of Series B convertible preferred stock, the holders of series B shares, may, in the event of default by Golden Chance in payment of its note, elect a fourth director with power and authority to enforce all of the registrants rights and remedies under the note. Such director would serve for so long as a default existed.

Item 403(c)  Securities ownership of certain beneficial owners and management.
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     (1)            (2)                     (3)               (4)
                                      Amount and nature     Percent
  Title of    Name of Beneficial        of beneficial         of
    class           owner                ownership           class
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Series A
Voting
Preferred     Golden Chance, Ltd.     Direct ownership
                                      1,960,795 shares       100%
Series B
Voting                                Direct ownership
Preferred     Richard A. Cascarilla   2 shares                40%


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Series B
Voting                                Direct ownership
Preferred     Jeffrey E. Modesitt     1 share                 20%

Series B
Voting                                Direct ownership
Preferred     Jeffrey L. Hartman      1 share                 20%

Series B
Voting                                Direct ownership
Preferred     Michael R. Kassouff     1 share                 20%

Class A       Golden Chance           Direct ownership
Voting                                152,381 shares       1.700%
Common

Class A      Jeffrey E. Antisdel      Direct ownership     7.720%
Voting                                691,741 shares
Common

Class A      Richard A. Cascarilla    Direct ownership     0.128%
Voting                                11,458 shares
Common

Class B   Nevada Energy Partners      Direct ownership   100.000%
Voting    1, Limited Partnership      4,437,473 shares
Common


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Class B   Jeffrey E. Antisdel      Beneficial ownership  40.000%
Voting                              1,774,989 shares
Common

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     In accordance with the agreements which resulted in the change of control referenced in Item 1. above, the following directors resigned, without disagreement, effective May 1, 1996.: Mr. Jeffrey E. Antisdel, Mr. Richard A. Cascarilla, Mr. Jeffrey E. Modesitt, Mr. Michael R. Kassouff and Mr. Jeffrey L. Hartman.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) No financial statements are being filed with this Form 8-K.

     (b) The following exhibits are incorporated by reference into this 8-K.

          1.  Directors' written notices of resignation.

          2.  News release dated March 16, 1996

          3.  News release dated May 7, 1996

          4.  Letter of Intent dated February 29, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NEVADA ENERGY COMPANY, INC.

                                     /s/ Jeffrey E. Antisdel
                                   ----------------------------------------
                                   Jeffrey E. Antisdel, President

                                   Date   May 7, 1996
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